Exhibit 99.2

Investor Presentation February 20, 2018 Creating a Leader in Food, Health and Wellness

FORWARD LOOKING STATEMENTS Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “anticipate,” “expect,” “believe,” “could,” “estimate,” “feel,” “forecast,” “goal”, “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar words, phrases or expressions and variations or negatives of these words, although not all forward-looking statements contain these identifying words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of Albertsons Companies, Inc. (“Albertsons”) and Rite Aid Corporation (“Rite Aid”) prior to the proposed merger and the combined company following the proposed merger, the anticipated benefits of the proposed merger, including any and all integration plans, estimated synergies, guidance, deleveraging goals, the expected management and governance of the combined company, the expected timing of completion of the proposed merger and related transactions and other statements that are not historical facts. These statements are based on the current expectations of Albertsons Companies and Rite Aid management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties regarding the combined company’s business and the proposed merger and actual results may differ materially. These risks and uncertainties include, but are not limited to: (i) the ability of the parties to successfully complete the proposed merger on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed merger, (ii) access to significant debt financing for the proposed merger on a timely basis and on reasonable terms as well as the impact of the combined companies’ debt levels on the ability to operate following the proposed merger, (iii) risks relating to the integration of Albertsons Companies and Rite Aid operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed merger will not be realized in whole or in part within the expected timeframe, (iv) risks relating to the businesses of Albertsons Companies and Rite Aid and the industries in which they operate, including the risk that there may be a material adverse change of Rite Aid or Albertsons, (v) the impact of the proposed transaction on each company’s business pending consummation of the transaction including the risk that the proposed transaction could have adverse effects on the market price of Rite Aid common stock and the risk that the proposed transaction could have an adverse effect on the ability of Rite Aid and Albertsons to retain customers, hire key personnel and maintain relationships with their suppliers and customers, and (vi) risks relating to the business of the combined company and the industries in which it will operate following the proposed merger. These risks and uncertainties, as well as other risks and uncertainties, will be more fully discussed in a proxy statement/prospectus that will be filed by Rite Aid and Albertsons Companies with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger. A further list and description of risks and uncertainties is found in Rite Aid’s Annual Report on form 10-K for the fiscal year ended March 4, 2017, in the section entitled “Risk Factors” in Albertsons Companies, LLC's Form S-4 registration statement filed on June 28, 2017 and in Item 1A of Albertsons Companies, LLC's quarterly reports on Form 10-Q filed August 1, 2017, October 23, 2017 and January 1, 2018, filed with the SEC. While the list of factors presented here is, and the list of factors to be presented in the proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. Neither Albertsons Companies nor Rite Aid is under any obligation to, and each expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations. The pro forma financial information presented herein has not been prepared pursuant to Article 11 of Regulation S-X or reviewed by either company’s auditors. The pro forma financial information that will be included in the proxy statement/prospectus may be materially different from the pro forma information included herein. 2

FORWARD LOOKING STATEMENTS (CONT ’D) Important Additional Information In connection with the proposed strategic combination involving Rite Aid and Albertsons Companies, Rite Aid and Albertsons Companies intend to file relevant materials with the SEC, including that Albertsons Companies will file a registration statement on Form S-4 that will include a proxy statement/prospectus to be distributed to Rite Aid stockholders. Rite Aid will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN. Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons Companies will be made available, free of charge, on Albertsons Companies’ website at www.albertsonscompanies.com. Except as otherwise described herein, all information regarding Rite Aid assumes completion of Rite Aid’s previously announced transaction with Walgreens Boots Alliance, Inc. There can be no assurance that the consummation of such transaction will be completed on a timely basis, if at all. For further information on such transaction, see Rite Aid’s Form 8-K filed with the SEC on February 8, 2018. Rite Aid, Albertsons Companies and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Rite Aid common stock in respect of the proposed transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for Rite Aid’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Albertsons Companies will be set forth in the Form S-4. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Non-GAAP measures This communication includes certain non-GAAP measures, including EBITDA (Earnings before interest, tax, depreciation, and amortization), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow (collectively, the "Non-GAAP Measures"). These Non-GAAP Measures are performance measures that provide supplemental information that Albertsons Companies and Rite Aid believe are useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. These Non-GAAP Measures exclude the financial impact of items management does not consider in assessing the ongoing operating performance of Albertsons Companies, Rite Aid or the combined company, and thereby facilitate review of its operating performance on a period-to-period basis. Other companies may have different capital structures or different lease terms, and comparability to the results of operations of Albertsons Companies, Rite Aid or the combined company may be impacted by the effects of acquisition accounting on its depreciation and amortization. As a result of the effects of these factors and factors specific to other companies, Albertsons Companies and Rite Aid believe these Non-GAAP measures provide helpful information to analysts and investors to facilitate a comparison of their operating performance to that of other companies. Additional information regarding these Non-GAAP measures are available in previously disclosed SEC filings of Albertsons Companies, Albertsons Companies, LLC and Rite Aid. The appearance of Non-GAAP Measures in this presentation should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. Except as otherwise noted herein, a reconciliation of Non-GAAP Measures has not been provided because such reconciliation could not be produced without unreasonable effort. 3

PARTICIPANTS Robert Miller Chairman & CEO Albertsons Companies John Standley Chairman & CEO Rite Aid Kermit Crawford Darren Karst Bob Dimond President & COO Rite Aid SEVP, CFO & CAO Rite Aid EVP & CFO Albertsons Companies Robert Miller will be Chairman and John Standley will be CEO of the combined Company 4

OUR COMPANIES TODAY (1) 2,569 stores in 19 states 221 million scripts per year(2) Full service PBM (EnvisionRxOptions) with ~22 million lives covered across all business $16bn in Retail Pharmacy and $6bn in EnvisionRx sales, respectively Wellness+ loyalty program (12 million members) 7 million customers per week „ „ „ 2,323 stores in 35 states 102 million scripts(2) per year (1,776 in-store pharmacies) Ranked #1 or #2 in 66% of 122 MSAs $60bn in sales $11bn in Own Brands sales 34 million customers per week „ „ „ „ „ „ „ „ „ NH 27 VT 19 223 139 38 1 125 73 41 MA 79 RI 8 CT 4 17 3 MA 10 CT 34 14 322 270 53 1 5 NJ 80 532 NJ 133 5 182 4 217 108 DE 20 MD 68 DC 13 3 DE 42 82 9 MD 44 1 35 16 22 Rite Aid States / Store Count Albertsons States / Store Count Distribution Centers Financial figures reflect LTM Q3’17 ended December 2, 2017 and statistics are as of Q3’17 ended December 2, 2017. Rite Aid information is pro forma for its store divestitures to WBA. This merger will not impact Rite Aid’s obligations under its asset purchase agreement with WBA. Based on 30-day equivalent. Note: (1) (2) 5

ALBERTSONS TRACK RECORD OF SUCCESSFUL GROWTH Safeway Acquisition January 2015 Select A&P, Haggen & Independent Sites 2H 2015 / 2016 Acquisition from Supervalu (NAI) March 2013 United Acquisition December 2013 Plated & El Rancho (45% ownership) 2017 SVU: 414 stores 51 stores 1,325 stores 159 stores 17 stores NAI: 457 stores FY’18E(1) FY’12 FY’13 FY’14 FY’15 FY’16 (FY ending Feb) Store count 2,214(2) 192 1,075 2,271 2,324 2,323 Revenue ($bn) $7 $20 $27 $59 $60 $61 Note: (1) (2) FY'14 includes the impact of approximately 1 month of Safeway financial results. FY’18 ends February 2019. Previously disclosed Albertsons Companies' management estimates which remain subject to risks and uncertainties. Store count excludes 168 divestitures. 6

THE TRANSACTION TRANSFORMS RITE AID Increased Geographic Presence… …Solidifies Financial Strength …New Levers for Growth… Convenience and format choice for customers Leverage strength and capabilities of both companies New customer lives Transforms front end Access new markets Strong cash flow for future investment „ Diversifies revenue and profit streams „ Substantial synergy opportunity „ „ „ …to the differentiated leader in Food, Health & Wellness The #3 drug store player with 2,569 counters(1)… „ Local market leadership „ „ „ Creates compelling value for our customers and our shareholders (1) Based on number of locations. 7

KEY TRANSACTION TERMS For every 10 Rite Aid shares, Rite Aid shareholders will have the right to elect to receive either 1 share of Albertsons plus $1.832 in cash or 1.079 shares of Albertsons If all Rite Aid shareholders elect to receive shares plus cash, former Rite Aid shareholders will own appx. 28.0% of the combined company and former Albertsons shareholders will own appx. 72.0%(1) If all Rite Aid shareholders elect to receive solely Albertsons shares, former Rite Aid shareholders will own appx. 29.6% of the combined company and former Albertsons shareholders will own appx. 70.4% „ „ Consideration „ Albertsons Shareholder Commitment Albertsons shareholders will be subject to a 180 day lock-up following merger Provisions for orderly monetization over 18 months thereafter „ „ Majority of independent Directors 4 directors named by Albertsons (including Bob Miller) 4 directors named by Rite Aid (including John Standley) 1 jointly appointed independent director „ „ „ „ Board of Directors Headquarters Company will be dual-headquartered in Boise (ID) and Camp Hill (PA) „ Transaction expected to close early in the second half of calendar 2018 Rite Aid shareholder approval required Subject to regulatory approvals and other customary closing conditions „ „ „ Closing Considerations (1) If all Rite Aid shareholders elect to receive shares plus cash, the pro forma fully diluted number of Albertsons shares will be 392.9 million. 8

COMBINATION HIGHLIGHTS „ $83bn revenue(1) „ 4,892 stores and 4,345 pharmacies „ 40+ million customers per week and 323 million prescriptions filled per year Powerful Combination „ Leading positions in 66% of the top MSAs(2) „ 70% of pharmacy locations in the West are #1 or #2(3) Increased Local Presence „ Complementary offerings and convenient formats and locations „ Robust and developing omni-channel presence „ Advanced customer analytics capability Differentiated Customer Proposition „ Pharmacy customers are the most valuable in food retail „ Attractive pharmacy network – positions the company for growth „ EnvisionRxOptions – as a vehicle to grow lives Integrated Platform „ $3.3bn Adj. EBITDA(1) (excluding expected synergies) „ $375m of expected run-rate cost synergies(4) „ $3.6bn of revenue opportunities „ Robust free cash flow and valuable owned real estate Strong Financial Profile (1) (2) (3) (4) Represents pro forma management estimate / guidance for FY’18. Grocery regional ranks based on Nielsen data (including mass) for Albertsons operating divisions across 122 MSAs. Top MSAs Pharmacy share based on number of stores vs. competitors west of Colorado. Run-rate cost synergies expected to be realized within 36 months. 9

CREATING LOCAL NETWORKS IN ATTRACTIVE GEOGRAPHIES #1 integrated food and drug retailer on the West Coast(1) Strong position in the Northeast „ „ #2 Shaw’s #1 Seattle #1 #1 #1 #1 Portland #3 #1 #1 #1 Intermountain #3 #2 Acme #3 #2 Eastern #1 #1 Nor Cal #2 #2 #1 Jewel Osco #3 #2 Denver #3 #2 #2 #1 So Cal #2 Southwest #1 United #3 Southern Total pharmacy count(2) Grocery regional rank(3) Rite Aid location Albertsons location # # Note: Rite Aid stores are pro forma for WBA store divestitures. This merger will not impact Rite Aid’s obligations under its asset purchase agreement with WBA. For Albertsons, state of Alaska is part of Seattle operating division and state of Hawaii is part of the Nor Cal operating division. Ranked by store count. Pharmacy share (green circle) based on number of stores vs. competitors in a given state. Grocery regional ranks (blue circle) based on Nielsen Food Channel analysis data (excluding mass) for calendar Q3’17 across Albertsons’ operating divisions. (1) (2) (3) 10

BUILDING ON EACH FORMAT ’S COMPLEMENTARY STRENGTHS “With Us It’s Personal” “Full, Fresh, Friendly, Fast, Clean” Health and Beauty & General Merchandise Own Brands Award Winning Loyalty Program Premium Fresh Prepared Foods Vitamins and Mineral Supplements (GNC) Innovative Wellness Store Format NOSHE(1) and Own Brands Local Assortment Pharmacy, Clinical Services and Immunizations Innovation, Customization, Personalization Portfolio of Health and Wellness Offerings: EnvisionRxOptions, Health Dialog and RediClinic Best-in-Class Manufacturing Capabilities (1) Natural, organic, specialty, health and ethnic. 11

UNMATCHED MANUFACTURING AND DISTRIBUTION NETWORK WITH COMPREHENSIVE OWN BRANDS INNOVATION Best-in-Class Own Brands Portfolio National Vertically Integrated Network Growing Own Brands – $12bn combined business driving customer loyalty Albertsons manufactures $1bn in Own Brands Albertsons Distribution Centers Rite Aid Distribution Centers Albertsons Manufacturing facilities Bakery Dairy Beverage Grocery Note: Financial figures reflect LTM Q3’17 and statistics are as of end of Q3’17. 12

OWN BRANDS CATEGORY EXPERTISE ACROSS FORMATS WILL DRIVE COMBINED PENETRATION Own Brands Strategy Driving Combined Penetration (Own Brands % revenue mix) 30% Use Albertsons Own Brands in food and consumables to transform Rite Aid Front End 23% Use Rite Aid Own Brands and expertise to grow Albertsons GM/HBC(1) Rite Aid Albertsons Goal (1) Represents General Merchandise / Health & Beauty Care products. 13 19%

COMBINING TO OFFER A WORLD-CLASS OMNI-CHANNEL PLATFORM


Brands/Offerings
EL RANCHO
instacart
Marketplace
Fulfillment
DriveUp &Go
DriveUp &Go
Plated.
Digital
just for u
wellness rewards
Retail
ENVISION OPTIONS
PBM

RITE AID

Albertsons Companies

"Meeting our customers where and how they want to shop"

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UPDATE ON RECENT ECOMMERCE INITIATIVES

Providing customers what they want, when they want it

Commitment to same-day convenience across Food, Health and Wellness

Albertsons' home grown eCommerce offerings	Plated.	instacart	Rite Aid Drive Thru pharmacies and home delivery
 How would you like to get your groceries?			
Grocery delivery business with loyal customer base and **double digit YoY order growth** (1,000 trucks, 2,500 employees)	Plated **revenue growth up ~50% YoY**[1]	**Same-day delivery** covering over **1,300** Albertsons stores, ramping up to **2,000+ by middle of FY'18**	**1,350+ stores** currently offer Drive-Thru capabilities
On track to launch **additional 420 Drive Up & Go pick up points** by end of FY18 (up from 80 today)	In-store offering will be **in 650+ premium stores by end of FY'18**	Ramping up aggressively, and on track to being over **$500m run-rate** by end of FY'18[2]	**~50% of stores** provide Rx delivery service

Intent to further partner with Rite Aid to offer same day front end and pharmacy services and in-store Plated meals

Anticipate doubling Plated subscriber base and revenue in FY'18

~400K unique eCommerce customers in the last year[3]

(1) FY'17 YoY growth estimates.
(2) Annualized run-rate revenue estimates.
(3) Includes Albertsons branded delivery service as well as Drive Up & Go.

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TARGETED OFFERINGS THROUGH LOYALTY & DATA ANALYTICS Integrated Loyalty Programs (1) 12m households Leverage a combined base of 25m loyalty customers „ Ability to drive traffic across companies „ Personalized offers and content in email and direct mail Personalizing connections with customers through real-time marketing „ (2) Enhanced Data Analytics Capabilities 13m households 400m personalized ads per week Continuing to develop industry leading advanced analytics capabilities to: U Drive new customer acquisition Recently launched Albertsons Performance Media – to provide digital media and attribution services to CPGs based on loyalty data. Significant synergies to this business as we integrate the two loyalty programs U Develop new merchandising programs U Generate demand forecasting (1) (2) Rite Aid loyalty program. Albertsons loyalty programs. 16

DEEPENS RELATIONSHIPS WITH MOST VALUABLE CUSTOMERS

National Pharmacy Brand With More Options And Convenience For Customers

- **4,345** Pharmacies
- **$16bn** Annual Combined Pharmacy Sales[1]
- **319** Health Clinics
- **323m** Annual Combined Script Count
- Rx customers visit **2.3x per week** vs. 0.8x for non-Rx

Albertsons Rx Customers Spend Significantly More Than Non-Rx Customers[2]

(Spend per week)


~$92
>3.5x
Higher total spend per week
~$66
>2.5x
Higher grocery spend per week
~$24
Grocery customer
Rx customer
Grocery spend
Rx spend

(1) Does not include Front End or EnvisionRx sales.
(2) Based on Albertsons customer data for FY'17 Q3.

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INCREASE LIVES THROUGH BROADER GEOGRAPHIC COVERAGE AND STRONG LOCAL PHARMACY NETWORKS

Integrated Healthcare Network

Combined pharmacy network increases choice, convenience and access to the **~50 million lives in West Coast markets**

Invest in preferred relationships with EnvisionRxOptions, other PBMs and regional payors to drive increased script growth

Strengthens preferred relationships with additional services such as health clinics and dieticians

Expand Envision Insurance Medicare Part D plan **to West Coast regions**

Significant Opportunity to Convert Lives



Total lives: ~50 million
Addressable Lives(1)
Lives in Partnership(2)
New grocery and Rx customers

Every additional 100,000 lives drives $200m in incremental combined grocery and drug revenue per year[3]

(1) Total lives less current Albertsons / Rite Aid customers and less lives in open networks.
(2) Addressable lives that are converted into partnership customers through EnvisionRx, other PBMs and regional payors .
(3) Estimated data, based on Albertsons pharmacy customer annual spend of ~$4,800 and Rite Aid of ~$1,100.

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LEVERAGING ENVISIONRx WILL DRIVE MORE LIVES TO OUR STORES

EnvisionRx Offerings

- Comprehensive suite of services offered as a bundle or à la carte
- Patented Point-of-Service (POS) rebate capabilities
- In-house claims adjudications platform supporting ~20 other PBMs
- Aggregates ~22 million lives across all businesses
- EIC Med D plans covering 500,000 lives
- Comprehensive specialty & clinic support offerings

EnvisionRxOptions



EnvisionRx
Transparent
Pass-through PBM
MedTrakRx
Traditional PBM
EnvisionInsurance
Medicare Approved
Insurance Company
LakerSoftware
Third-party
Claims Adjudication
EnvisionSavings
Discount Card
DesignRx
Cash-pay
Infertility Treatment
EnvisionPharmacies
Mail Order/
Specialty Pharmacy
ENVISION℞
OPTIONS
Diverse Client Base
Employers
Managed Care
Consultants / Brokers
Medicare Part D
Consumers
Workers Comp
Other PBMs
Hospital Systems

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COMBINATION CREATES OPPORTUNITIES TO DRIVE AND GROWTH TRAFFIC Incremental Revenue Opportunities of $3.6 Billion Rebrand existing Albertsons pharmacies as Rite Aid(1) and integrate loyalty programs to drive traffic Leverage Front End capabilities and pharmacy expertise to enhance customer offering Pharmacy Customer Grocery Customer Broaden health and wellness value proposition and create a best-in-class omni-channel retail experience Partnering with EnvisionRxOptions, other PBMs and local payors on the West Coast and in other key areas to form preferred Rx networks (1) Excludes Jewel Osco. 20

OPPORTUNITY TO DELIVER SIGNIFICANT COST SYNERGIES Expected Cost Synergies: $375 million EBITDA Contribution $90m Expanded geographic coverage to improve national brand vendor funding $90m Grow penetration of Own Brands and reduce COGS $75m Pharmacy purchasing, formulary optimization, and expansion of central fill capabilities $55m Marketing & advertising, insurance, utilities and other $40m Streamline corporate and regional functions $25m Supply chain and manufacturing optimization Expect to realize full run-rate synergies within 36 months 21

ALBERTSONS’ PROVEN INTEGRATION EXPERTISE Breakdown of Realized Safeway Synergies Additional Synergies Utilities Insurance Manufacturing Pharmacy FY’18E(2) Expected $823m Planned At Announcement $800m(1) Albertsons has exceeded the initial synergy target in the Safeway integration (1) Estimated four year time frame to achieve $800m in synergies provided in Albertsons Companies, Inc. S-1 registration statement filed with the SEC on July 7, 2015, as amended. Completion of Safeway transaction occurred on January 30, 2015. FY’18 ends February 2019. (2) 22

FINANCIAL STRENGTH SUPPORTED BY LARGE, DIVERSIFIED FREE CASH FLOW AND A VALUABLE REAL ESTATE PORTFOLIO

Strong and Diversified Cash Flow

LTM Q3'17[1] Combined Revenue Split



PBM
7%
Front End
7%
Grocery
67%
Scripts
19%

FY'18E Combined Free Cash Flow[2]



($ in billions)
$1.5
$0.4
$1.9
Albertsons Cos.
Rite Aid
Combined

Valuable Real Estate Portfolio

- Highly valuable "first and main" locations
- High proportion of owned and ground-leased supermarket properties
- Significant number of "trophy" locations with opportunities for development
- 477 Albertsons stores remodeled over the last three years[1] and 1,611 Rite Aid remodels since FY'12

$11bn
Value of total appraised Real Estate Portfolio[3]

+13%
Avg. value upside vs. appraised value realized in FY'17 S&LB[4]

(1) Q3'17 ended December 2, 2017.
(2) Defined as Adjusted EBITDA – Capex (excluding synergies). Based on FY'18E ending February 2019.
(3) Appraisals conducted by Cushman & Wakefield in 2016. The $11.2bn excludes $870M in appraised value associated with the FY'17 Sale-Leaseback transactions.
(4) S&LB represents Sale and Leaseback transaction.

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PRO FORMA FINANCIAL SNAPSHOT Revenues(1) $ 22.0 $ 61.0 $ 83.0 Revenue Target Note: Store counts are as of Q3 ending December 2017 for both Albertsons and Rite Aid. Albertsons’ and Rite Aid’s management estimates based on results year to date and are subject to risks and uncertainties. Prior to giving effect to the merger, management estimates that identical store sales growth for Albertsons for FY'18E will approximate 1.5% to 2.0%, based in part on current identical store sales growth of approximately 0.7% during Albertsons fourth quarter 2017 to date. Figures presented are estimates for FY’18E ending February 2019. Rite Aid projected EBITDA is ~$650m and Albertsons projected EBITDA ~$2,700m. Rite Aid and Albertsons combined projected EBITDA includes ~$80m in year one expected cost synergies. On February 20, 2018, Rite Aid provided adjusted EBITDA and net income guidance for its 2019 fiscal year. Rite Aid expects adjusted EBITDA to be in the range of $615 million to $675 million, and net income (loss) to be in the range of ($95 million) to ($40 million). For further information about this guidance, including a reconciliation of the adjusted EBITDA range to the net income (loss) range (the most comparable GAAP number), see Rite Aid's Form 8-K dated February 20, 2018. Includes expected full run-rate cost synergies of $375m. Rite Aid net debt of $2.9bn (inclusive of proceeds from sale of distribution centers) and Albertsons net debt of $10.7bn estimated as of Q1 FY’18E ending June 2018. Pro forma net debt as of Q1 FY’18E ending June 2018 of $14.0bn includes expected proceeds from WBA transaction, refinancing, transaction costs and $200m potential cash consideration from cash election. (1) (2) (3) (4) (5) 24 (Continuing + Expected $ billionsOperations) Synergies Store count2,5692,3234,892 +$3.6bn opportunities Adj. EBITDA(1)$ 0.6(2)$ 2.7$ 3.4$ 3.7(3) % margin3.0%4.4%4.1%4.5% Net Debt/ EBITDA(4)4.5x4.0x4.1x(5)3.8x(5) <2.75x within 36 months

Creating a Leader in Food, Health and Wellness